UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  December 21, 2011

PARLUX FRAGRANCES, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

000-15491	22-2562955
(Commission File Number)	(IRS Employer Identification No.)

5900 N. Andrews Avenue, Suite 500, Fort Lauderdale, FL	33309
(Address of Principal Executive Offices)	(Zip Code)

954-316-9008
(Registrant’s Telephone Number, Including Area Code)

__________________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

Parlux Fragrances, Inc. (“Parlux”) has scheduled its Annual Meeting of Stockholders for the fiscal year ending March 31, 2011 (“Annual Meeting”) for February 29, 2012. The Annual Meeting will be convened for the purpose of electing directors to the board of directors of Parlux and ratifying the appointment of independent accountants. Proposals on matters appropriate for shareholder consideration consistent with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Exchange Act”) submitted by shareholders for inclusion in the proxy statement and form of proxy for the Annual Meeting must be received by the Secretary of the Company at Parlux’s principal executive offices not later than January 16, 2012.  The submission of such proposals by shareholders is subject to regulation by the SEC pursuant to Rule 14a-8 under the Exchange Act. Proposals received after January 16, 2012 shall be considered untimely. Additionally, we must receive notice of any shareholder proposal to be submitted at the Annual Meeting (but not required to be included in our proxy statement) by January 16, 2012 or such proposal will be considered untimely pursuant to Rule 14a-4 and Rule 14a-5(e) under the Exchange Act.

Shareholder proposals should be sent to the attention of the Secretary of the Company by mail or personal delivery to Parlux Fragrances, Inc., 5900 N. Andrews Avenue, Suite 500, Fort Lauderdale, Florida 33309, or by facsimile to (954) 491-1187.

As reported in the Company's Current Report on Form 8-K filed December 23, 2011, the Company and Perfumania Holdings, Inc. (“Perfumania”) have entered into an Agreement and Plan of Merger by and among Parlux, Perfumania, and PFI Merger Corp., a wholly-owned subsidiary of Perfumania, pursuant to which, subject to the satisfaction or waiver of the conditions therein, PFI Merger Corp. will merge with and into Parlux with Parlux as the surviving company.  A separate special meeting of stockholders of the Company will be convened on another date to consider the proposed merger and related matters, and you will receive proxy information regarding that special meeting in the mail.  The information below relates to the merger and that separate special meeting.

CERTAIN INFORMATION CONCERNING THE PROPOSED PARTICIPANTS

Perfumania, Parlux and their respective directors and executive officers and other members of management and employees may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the stockholders of Parlux in connection with the transactions described in the last paragraph above of this Current Report on Form 8-K. Information about the directors and executive officers of Perfumania is set forth in its Annual Report on Form 10-K/A for the fiscal year ended January 31, which was filed with the Securities and Exchange Commission (“SEC”) on May 31, 2011, and information about the directors and executive officers of Parlux and their ownership of Parlux’s common stock is set forth in its Annual Report on Form 10-K for the fiscal year ended March 31, 2011, which was filed with the SEC on May 26, 2011, and in its current report on Form 8-K filed on August 3, 2011.  Investors may obtain additional information regarding the interests of such potential participants by reading the proxy statement/prospectus described below when it becomes available.

IMPORTANT INFORMATION FOR INVESTORS

Perfumania will be filing a registration statement on Form S-4, including Parlux’s and Perfumania’s proxy statements and Perfumania’s prospectus and other relevant documents with the Securities and Exchange Commission (the “SEC”) concerning the transactions described in the last paragraph above of this Current Report on Form 8-K. This Form 8-K is not a substitute for any such joint proxy statement / prospectus or any other document that Perfumania or Parlux may file with the SEC or that Perfumania or Parlux may send to their shareholders in connection with the proposed merger. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR SENT TO SHAREHOLDERS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. All documents filed by Perfumania, will be available when filed, free of charge at the SEC’s website (www.sec.gov) and may also be obtained for free from Perfumania by directing a request to Perfumania Holdings, Inc., 35 Sawgrass Drive, Suite 2, Bellport, NY 11713, Attention: Andrea Petruzzo and from Parlux by directing a request to Parlux Fragrances, Inc., 5900 N. Andrews Ave., Suite 500, Fort Lauderdale, FL 33309, Attention: The Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 30, 2011	PARLUX FRAGRANCES, INC.

/s/ Raymond J. Balsys
Raymond J. Balsys,
Senior Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting
Officer)

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